SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C.  20549




                                 FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)             August 2, 1995

                       INTERWEST MEDICAL CORPORATION
          (Exact name of registrant as specified in its charter)

    Oklahoma                  2-82655             75-1864474

(State or other             (Commission                  (I.R.S. Employer
jurisdiction of             File Number)                Identification No.)
Incorporation)



              Arlington Heights Professional Office Building
          3221 Hulen Street, Suite C, Fort Worth, TX  76107-6193
            (Address of principal executive offices, zip code)


Registrant's telephone number, including area code:  (817) 731-2743

                              Not Applicable
         (Former name, former address, and former fiscal year, if
                        changed since last report)

Item 1. Change in Control of Registrant.

        None

Item 2. Acquisition or Disposition of Assets.

        See Item 5 below.

Item 3. Bankruptcy or Receivership.

        None.

Item 4. Changes in Registrant's Certifying Accountant.

        None.

Item 5. Other Events.

        On July 24, 1995, David R. Clark resigned as an officer and director of the Registrant and all of its subsidiaries.

Item 6. Resignations of Registrant's Directors.

        None.

Item 7. Financial Statements and Exhibits.

        None.

Signature

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTERWEST MEDICAL CORPORATION



                              by:

Date:   August 2, 1995